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                                                                    EXHIBIT 99.3

                          CONSENT OF DIRECTOR NOMINEE

  The undersigned hereby consents to the reference to the undersigned as having agreed to become a director of Golden State Bancorp Inc. (the "Company") in the Company's Registration Statement on Form S-4.


                                                   /s/ D. Tad Lowrey
                                           _____________________________________
                                                      D. Tad Lowrey

November 24, 1997